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                                                                    Exhibit 99.1



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                                                                           PROXY

                         TARRAGON REALTY INVESTORS, INC.

         This Proxy is Solicited on behalf of the Board of Directors for the Special Meeting of Stockholders, September 29, 1998.

         The undersigned stockholder of TARRAGON REALTY INVESTORS, INC. hereby appoints WILLIAM S. FRIEDMAN and CHESTER BECK, each with full power of substitution, as attorneys and proxies to vote all Shares of Common Stock, par value $0.01 per share, of TARRAGON REALTY INVESTORS, INC. ("TRII) which the undersigned is entitled to vote at the Special Meeting of Stockholders of TRII to be held on September 29, 1998 at 2:00 p.m., local New York City time, at 280 Park Avenue, East Building, 20th Floor, New York, New York 10017, or any adjournment(s) thereof, with all powers the undersigned would possess if personally present, as indicated below, for the transaction of such other business as may properly come before said meeting or any adjournment(s) thereof, all as set forth in the ___________, 1998 Joint Proxy Statement/Prospectus for said meeting:

         1. [ ] FOR [ ] AGAINST [ ] ABSTAIN approval of a proposal to adopt an Agreement and Plan of Merger dated as of June 5, 1998 (the "Merger Agreement") among TRII and National Income Realty Trust ("NIRT") and the transactions contemplated by the Merger Agreement, including the issuance of shares of common stock, par value $0.01 per share of TRII (the "TRII Common Stock") pursuant to the Merger Agreement and the conversion of shares of the successor to NIRT into the right to receive 1.97 shares of TRII Common Stock pursuant to the Merger Agreement.

         2. In their discretion on any other matters which may properly come before the meeting or any adjournment(s) thereof.

                                    (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)



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  (CONTINUED FROM OTHER SIDE)

         THIS PROXY WILL BE VOTED AS DIRECTED BUT IF NO DIRECTION IS INDICATED IT WILL BE VOTED FOR A PROPOSAL TO APPROVE THE MERGER AGREEMENT AND THE ISSUANCE OF SHARES OF TRII COMMON STOCK THEREUNDER. ON OTHER MATTERS THAT MAY COME BEFORE SAID MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE ABOVE-NAMED PERSONS.




                                         Please -
                                         Sign     ----------------------------
                                         Here -
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                                                Dated:                  , 1998
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                                                NOTE: PLEASE SIGN EXACTLY AS
                                                YOUR NAME OR NAMES APPEAR
                                                HEREON. WHEN THERE IS MORE THAN
                                                ONE OWNER, EACH MUST SIGN. WHEN
                                                SIGNING AS AN AGENT, ATTORNEY,
                                                ADMINISTRATOR, EXECUTOR,
                                                GUARDIAN, OR TRUSTEE, PLEASE
                                                INDICATE YOUR TITLE AS SUCH. IF
                                                EXECUTED BY A CORPORATION, THE
                                                PROXY SHOULD BE SIGNED BY A DULY
                                                AUTHORIZED OFFICER WHO SHOULD
                                                INDICATE HIS TITLE. IF A
                                                PARTNERSHIP, PLEASE SIGN IN
                                                PARTNERSHIP NAME BY AN
                                                AUTHORIZED PERSON. PLEASE DATE,
                                                SIGN AND MAIL THIS PROXY CARD IN
                                                THE ENCLOSED ENVELOPE FOR WHICH
                                                NO POSTAGE IS REQUIRED IF MAILED
                                                IN THE UNITED STATES.


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